Exhibit 99.1

INVESTOR MEETINGS IN NEW YORK CITY December 2014

This communication contains certain “forward-looking statements” about the Company and its subsidiaries within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, strategies, goals, and projections and including statements about our expectations regarding our profitability and credit trends. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “assume,” “intend,” “believe,” “forecast,” “expect,” “estimate,” “plan,” “continue,” “will,” “should,” “look forward” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such forward-looking statements for a variety of factors, including without limitation: changes in economic or competitive market conditions could negatively impact investment or lending opportunities or product pricing and services; deteriorations in credit and other markets; higher than anticipated loan losses; credit quality deterioration or pronounced and sustained reduction in market values or other economic factors which adversely effect our borrowers’ ability to repay loans and leases; continued or worsening credit losses or charge-offs; higher than anticipated delinquencies and reserves; asset/liability repricing risks and liquidity risks reduces interest margins and the value of investments; higher than anticipated increases in operating expenses; increased costs to manage and sell foreclosed assets; reduced demand for our services due to strategic or regulatory reasons; legislative or regulatory requirements or changes adversely affected the Company’s business, including an increase to capital requirements; the Company’s ability to obtain regulatory approvals, complete future acquisitions, and successfully integrate acquired entities or achieve expected benefits, synergies, and/or operating efficiencies within expected time frames or at all; difficulties and delays in integrating the Company and CapitalSource businesses or fully realizing cost savings and other benefits; business disruption following the CapitalSource merger; and other risk factors described in documents filed by PacWest with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements included in this communication are based on information available at the time of the communication. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by law. Forward-Looking Statements

Presentation Index Company Overview 5 Third Quarter Highlights 9 Loans and Leases 14 Credit Quality 19 Deposits 26 Net Interest Margin 29 Controlled Expenses34 Acquisitions and the CapitalSource Merger. 37 Strong Franchise Value. 41 Non-GAAP Measurements 43

Company Overview

Company Overview As of November 17, 2014 (2) Regular quarterly dividend increased to $0.50 per share 11/5/14 Commercial bank focused on community banking in the deposit rich Southern California market paired with a national lending platform NASDAQ traded (PACW) with a market capitalization of $4.6 billion (1) Average trading volume of 811,000 shares per day over the last year (1) Dividend: $2.00 per share, 4.40% yield (1) (2) 6th largest bank headquartered in California with total assets of $15.9 billion and deposits of $11.5 billion Profitable Growth 3Q net income, adjusted for acquisition, integration and reorganization costs and certain other non-operating items, of $68.4 million, or 1.73% ROAA and 15.76% ROATE Industry leading NIM of 5.78% for 3Q14 $6.0 billion of core deposits with total cost of deposits of 30 basis points New loans and leases since 4/7/14 (CapitalSource merger date) of $1.9 billion Net loan and lease growth since 4/7/14 of $0.5 billion Core deposit growth since 4/7/14 of $0.4 billion Strong credit discipline; NPAs at 1.35% of total loans and leases and foreclosed assets Adjusted efficiency ratio of 43.4% for 3Q14 Experienced acquirer with 27 bank and finance company acquisitions, including 3 FDIC-assisted transactions Analyst coverage: D.A. Davidson & Co., Evercore Partners, FIG Partners, Friedman Billings Ramsey, Keefe, Bruyette & Woods, RBC Capital Markets, Sandler O’Neill & Partners, Wunderlich Securities Company Overview and Highlights

Attractive branch network with 80 full service branches 77 in Southern California 3 in San Francisco Bay area Offers a full suite of deposit and business lending products Limited consumer lending offerings Strong focus on cross selling Borrower relationships generally include a deposit account Total cost of deposits at 30 bps for 3Q14 Efficient deposit model with average branch size of $144 million at 3Q14 Loan production of $236 million in 3Q14 Diversified by loan type, geography and industry Asset Based Lending Equipment and Lender Finance Cash Flow Lending Technology, Healthcare and Security Commercial Real Estate General, Multifamily, Healthcare and SBA Focus on middle to small market businesses Expertise in niche segments limits new competitors Loan and lease production of $738 million in 3Q14 Business Model Community Banking National Lending Company Overview and Highlights

Total Return: October 2009 to October 2014 Company Overview and Highlights Source: SNL Financial and FactSet Research Systems; Market data as of 10/30/2014. Note: KBW Regional Bank Index (KRX) includes 50 institutions with a median market cap of $2.2 billion as of 10/30/2014; median weighted by market capitalization. (50%) 0% 50% 100% 150% 200% Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 Oct-12 Apr-13 Oct-13 Apr-14 Oct-14 PACW (+174%) KRX (+119%) S&P 500 (+114%)

Third Quarter Highlights

 Adjusted efficiency ratio of 43.4% Average branch size of $144 million Operating expense to average assets of 2.09% Strong Capital Levels Low Efficiency Ratio Loan and Lease Production and Solid Credit Quality Industry Leading Net Interest Margin Net interest margin: 5.78% Core net interest margin: 5.64% Consolidated tangible common equity ratio of 12.24% Tier 1 RBC and Total RBC ratios of 13.24% and 16.24% Tangible book value per share of $16.86 Loan and lease production of $975 million Organic loan and lease growth of $385 million, or 14% annualized NPA ratio, excluding PCI loans, of 1.15% versus 1.39% in prior quarter Non-PCI credit loss allowance of 0.61% and adjusted credit loss allowance of 2.18% (1) Non-PCI charge-off rate of 9 bps for trailing twelve months Third Quarter Highlights Robust Core Earnings Adjusted net income of $68.4 million Adjusted EPS of $0.66 Adjusted ROAA and ROATE of 1.73% and 15.76% Adds back the unamortized discount on Non-PCI loans to the loan balance and allowance for credit losses (see page 23 for calculation). Highlights Total cost of deposits: 30 bps $269 million organic core deposit growth Core deposit growth includes $85 million from CapitalSource Division borrowers ($193 million since the acquisition date) Low Cost Deposit Base

Financial Highlights Acquisition, integration and reorganization costs and certain other non-operating items have been excluded from net earnings, noninterest income, and noninterest expense to calculate these amounts and ratios. See “Non-GAAP Measurements” slides. Excludes accelerated accretion of acquisition discounts resulting from early acquired loan payoffs. Highlights ? (Dollars in thousands) 3Q '14 2Q '14 Q / Q Annualized Total Assets 15,938,345 $ 15,684,866 $ 2% 6% Total Non-PCI Loans and Leases 11,239,964 $ 10,802,053 $ 4% 16% Total Deposits 11,523,437 $ 11,667,797 $ -1% -5% Core Deposits 6,006,958 $ 5,738,178 $ 5% 19% Adjusted Net Earnings (1) 68,356 $ 63,814 $ 7% 28% Adjusted ROAA (1) 1.73% 1.70% 0.03 Adjusted ROATE (1) 15.76% 16.05% -0.29 Tangible Common Equity Ratio 12.24% 12.14% 0.10 Tangible Book Value Per Share 16.86 $ 16.43 $ 3% Core Net Interest Margin (2) 5.64% 5.74% -0.10 Adjusted Efficiency Ratio (1) 43.4% 43.1% 0.3

Solid Earnings Track Record * See “Non-GAAP Measurements” slide. Highlights PacWest Bancorp ($ in Millions) 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Adjusted Net Earnings * 22.8 $ 19.1 $ 22.8 $ 24.6 $ 15.5 $ 18.9 $ 19.2 $ 23.9 $ 22.6 $ 63.8 $ 68.4 $ Net Earnings 5.3 $ 15.6 $ 16.1 $ 19.9 $ 13.5 $ 4.3 $ 24.2 $ 3.1 $ 25.1 $ 10.6 $ 62.3 $

Solid Capital Position – 3Q14 Source: SNL Financial Highlights

Loans and Leases

Diversified Loan and Lease Portfolio Loans and Leases As of Sept. 30, 2014 (1) Net of deferred fees and costs 9/30/2014 ($ in millions) $ Mix Healthcare Asset Based $153 1% Equipment Finance 928 8% Lender Finance & Timeshare 1,194 11% Other Asset Based 677 6% Total Asset Based 2,952 26% General Cash Flow 594 5% Technology 830 7% Healthcare 591 5% Security 351 3% Professional Practice 103 1% Total Cash Flow 2,469 21% Commercial Real Estate 3,180 27% Multifamily 907 8% Construction and Land 291 2% Residential Real Estate 244 2% Healthcare Real Estate 1,024 9% Small Business 399 4% Total Real Estate 6,045 52% Consumer 109 1% Total Loans (1) $11,575 100%

Loan Production of $975 Million in 3Q14 $693 $880 $845 $880 $726 ($ in millions) $881 Loans and Leases $975

Originations By Industry / Loan Type Loans and Leases Q3'14 Q2'14 Healthcare Asset Based - $ 6,125 $ Equipment Finance 67,926 141,505 Lender Finance and Timeshare 68,851 98,651 Other Asset Based 88,976 49,425 General Cash Flow 76,516 66,888 Technology Cash Flow 99,570 130,680 Healthcare Cash Flow 134,568 52,312 Security Cash Flow 8,069 3,477 Commercial Real Estate 298,483 138,433 Multifamily and Residential 3,082 58,964 Construction and Land 13,580 31,118 Healthcare Real Estate 53,889 76,400 Small Business 10,111 25,616 Consumer 51,037 1,686 Total 974,658 $ 881,281 $ ($ in thousands)

3Q14 Loan Rollforward by Segment Loans and Leases Community National Banking Lending Total Beginning balance 3,521,367 $ 7,668,738 $ 11,190,105 $ Loans and leases originated and purchased 236,384 738,274 974,658 Existing loans and leases: Principal repayments, net (269,365) (266,393) (535,758) Loan and lease sales (223) (12,816) (13,039) Transfers to loans held for sale - (33,125) (33,125) Transfers to foreclosed assets - - - Charge-offs (6,038) (1,918) (7,956) Ending balance 3,482,125 $ 8,092,760 $ 11,574,885 $ Weighted average rate on 3Q 14 originations 4.73% 5.56% 5.34% Weighted average rate on 2Q 14 originations 4.98% 5.86% 5.71% (In thousands)

Credit Quality

Non-PCI Credit Quality Classified loans and leases are those with a credit risk rating of substandard or doubtful Allowance for credit losses includes allowance for loan and lease losses and reserves for unfunded commitments Includes the remaining unamortized discount related to acquired loans (see page 23 for calculation) Credit Quality 3Q '14 2Q '14 1Q '14 Nonaccrual Loans $ 88,948 96,802 58,121 As a % of Loans and Leases % 0.80% 0.90% 1.52% Nonperforming Assets $ 129,472 150,623 104,991 As a % of Total Assets % 0.82% 0.96% 1.61% Classified Loans and Leases (1) $ 260,986 304,627 150,517 As a % of Loans and Leases % 2.32% 2.82% 3.93% Credit Loss Provision $ 2,753 5,000 - As a % of Average Loans and Leases % 0.02% 0.05% 0.00% TTM Charge-off $ 6,556 2,558 4,941 As a % of Average Loans and Leases % 0.09% 0.05% 0.13% Allowance for Credit Losses (ACL) (2) $ 68,997 72,367 66,955 As a % of Loans and Leases % 0.61% 0.67% 1.75% Adjusted ACL (3) $ 248,421 269,317 98,562 As a % of Adjusted Loans and Leases (3) % 2.18% 2.45% 2.55% Adjusted ACL / NPA % 191.88% 178.80% 93.88% (Dollars in thousands)

Key Credit Trends Credit Quality

Non-Accrual Loan and Lease Detail Credit Quality Balance % of Loan Category Balance % of Loan Category September 30, 2014 Balance June 30, 2014 Balance Real estate mortgage: Hospitality 6,451 $ 1% 6,552 $ 1% - $ - $ SBA 7,483 2% 8,032 2% 529 1,233 Other 26,575 1% 28,098 1% 4,014 1,427 Total real estate mortgage 40,509 1% 42,682 1% 4,543 2,660 Real estate construction: Residential 925 1% 927 1% - - Commercial 2,703 1% 2,737 1% 1,190 - Total real estate construction 3,628 1% 3,664 1% 1,190 - Commercial: Collateralized 5,165 1% 11,247 3% - 575 Unsecured 226 0% 322 0% 1 145 Asset-based 5,003 0% 4,874 0% - - Cash Flow 15,958 1% 15,793 1% - - Equipment finance 12,885 1% 10,576 1% - - SBA 2,039 5% 4,096 10% - 75 Total commercial 41,276 1% 46,908 1% 1 795 Consumer 3,535 3% 3,548 6% 165 128 Total Non-PCI loans and leases 88,948 $ 1% 96,802 $ 1% 5,899 $ 3,583 $ (Dollars in thousands) September 30, 2014 Nonaccrual Loans and Leases June 30, 2014 Accruing and 30 -89 Days Past Due

10 Largest Non-PCI Nonaccrual Loans Credit Quality New nonaccrual in third quarter of 2014 September 30, 2014 Nonaccrual Amount Description (In thousands) Two healthcare cash flow loans secured by enterprise value. Borrower is current on principal and interest payments, but credit $ 15,723 risk has increased due a decline in performance.  6,451 Two loans, each secured by a hotel in San Diego County. The borrower is paying according to the restructured terms of each loan.  5,847 Loan secured by 2nd trust deeds on two single family residences in Los Angeles County.  Loans secured by equipment used for coal production. Borrower is current on principal and interest payments but operating 4,616 performance has declined. (1)  Asset based loan secured by consumer sales installment contracts. Although operating performance of the borrower has declined, 4,469 loan payments have remained current and the loan is fully secured by performing receivables.  Two loans secured by various residential and commercial properties located predominantly in San Luis Obispo County. 3,484 3,240 Equipment leases secured by coal mining equipment. Borrower is current on lease payments.  3,154 Loan secured by an industrial building in Santa Barbara County.  2,652 Two loans that are both unsecured. The borrower is paying according to the restructured terms of each loan.  2,436 Two equipment leases secured by the inventory management system of a specialty retailer. Lease payments are current.  $ 52,073 Total   (1) Investor Meetings in New York City | December 2014 | p. 22

Credit Quality

# Allowance for Non-PCI Credit Losses - Adjusted

(Dollars in thousands)

| | 3Q '14 | 2Q '14 | 1Q '14 |
|---|---|---|---|
| Loan balance - Non-PCI | $ 11,239,964 | $ 10,802,053 | $ 3,828,569 |
| Allowance for credit losses | $ 68,997 | $ 72,367 | $ 66,955 |
| Reported Non-PCI ACL Ratio | 0.61% | 0.67% | 1.75% |

| Allowance Ratio Adjusted to Add Back Unamortized Purchase Discount | 3Q '14 | 2Q '14 | 1Q '14 |
|---|---|---|---|
| Loan balance | $ 11,239,964 | $ 10,802,053 | $ 3,828,569 |
| Add: Unamortized purchase discount | 179,424 | 196,949 | 31,607 |
| Adjusted loan balance | $ 11,419,388 | $ 10,999,002 | $ 3,860,176 |
| Allowance for credit losses | $ 68,997 | $ 72,367 | $ 66,955 |
| Add: Unamortized purchase discount [1] | 179,424 | 196,949 | 31,607 |
| Adjusted allowance for credit losses | $ 248,421 | $ 269,316 | $ 98,562 |
| Adjusted Non-PCI credit risk coverage ratio | 2.18% | 2.45% | 2.55% |

| Allowance Ratio for Originated Non-PCI Loans | 3Q '14 | 2Q '14 | 1Q '14 |
|---|---|---|---|
| Originated Non-PCI loans | $ 4,200,445 | $ 3,474,512 | $ 2,827,321 |
| Allowance for loan losses | $ 60,046 | $ 65,127 | $ 59,243 |
| ALLL ratio | 1.43% | 1.88% | 2.10% |

**GAAP Accounting Distorts the ACL Ratio – When Unamortized Purchase Discount is Added Back, the Adjusted Non-PCI ACL is 2.18%**

*(1) Unamortized purchase discount relates to acquired loans and is assigned specifically to those loans only. Such discount represents the acquisition date fair value adjustment based on market, liquidity and interest rate risk in addition to credit risk and is being accreted to interest income over the remaining life of the respective loans.*

Investor Meetings in New York City | December 2014 | p. 23

Transformed in 2008 and 2009 During 2008 and 2009, in the midst of an economic downturn and while CapitalSource was transforming from a Finance Company to a Bank, the following changes in lending practices were implemented: Expanded lending efforts: Timeshare Healthcare real estate Technology cash flow Loans to home and commercial security monitoring companies Added new lending lines: Equipment finance Small business lending (SBA) Multifamily Reduced risk by: Discontinuing lending on real estate with insufficient in-place cash flow at closing, including repositioned assets. Limiting construction lending and eliminating land-secured loans Eliminating mezzanine or second lien lending on real estate Curtailing general cash flow lending and focusing on specific cash flow industry niches. Eliminating cash flow lending to media companies, and curtailing cash flow lending to retailers. Overview of Legacy CapitalSource Lending Practices Credit Quality

Deposits

Deposit Detail Deposits % of 3Q14 % of 2Q14 Deposit Category Amount Total Rate Amount Total Rate Noninterest-bearing demand deposits 2,842,488 $ 25% 0.00% 2,701,434 $ 23% 0.00% Interest checking deposits 683,014 6% 0.06% 587,418 5% 0.05% Money market deposits 1,721,563 15% 0.21% 1,688,773 14% 0.21% Savings deposits 759,893 6% 0.30% 760,553 7% 0.30% Total core deposits 6,006,958 52% 0.11% 5,738,178 49% 0.10% Time deposits under $100,000 2,267,013 20% 0.61% 2,251,473 19% 0.50% Time deposits of $100,000 and over 3,249,466 28% 0.40% 3,678,146 32% 0.38% Total time deposits 5,516,479 48% 0.51% 5,929,619 51% 0.42% Total deposits 11,523,437 $ 100% 0.30% 11,667,797 $ 100% 0.26% September 30, 2014 June 30, 2014 (Dollars in thousands)

Deposit Portfolio Deposits ($ in Billions) Cost Balance $4.6 $4.6 $4.8 $4.7 $4.6 $5.5 $5.4 $5.3 $5.4 $11.7 $11.5 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q2 Core Deposits Non-Core Deposits Cost of Interest Bearing Deposits Cost of Total Deposits Time Deposits Time Deposits Total Estimated Under $100,000 Time Contractual Effective Time Deposit Maturities $100,000 Or More Deposits Rate Rate Due in three months or less 611,767 $ 925,768 $ 1,537,535 $ 0.81% 0.65% Due in over three months through six months 539,313 735,895 1,275,208 0.77% 0.67% Due in over six months through twelve months 892,299 1,327,287 2,219,586 0.78% 0.72% Due in over 12 months through 24 months 152,307 179,141 331,448 1.01% 0.72% Due in over 24 months 71,327 81,375 152,702 0.97% 0.70% Total 2,267,013 $ 3,249,466 $ 5,516,479 $ 0.80% 0.69% September 30, 2014

Net Interest Margin

Industry Leading Net Interest Margin Core NIM Excludes Accelerated Discount Accretion due to Early Payoff of Acquired Loans Source: SNL Financial Net Interest Margin

Disciplined and Diversified Lending Produces Higher Loan Yields Core Loan Yield Excludes Accelerated Discount Accretion from Early Payoff of Acquired Loans Source: SNL Financial Net Interest Margin

Deposit Franchise with a 30 Basis Point Cost Purchase accounting discount accretion on deposits reduced the cost of deposits by 16 bps (1) Source: SNL Financial Net Interest Margin

Effect of Purchase Accounting on NIM Net Interest Margin Dollar Impact on Dollar Impact on Amount NIM Amount NIM NIM - as reported - 5.78% - 6.24% Accelerated accretion of acquisition discounts from acquired loan payoffs 4,501 (0.14%) 15,290 (0.50%) Remaining accretion of Non-PCI loan acquisition discounts 15,072 (0.46%) 14,940 (0.49%) Amortization of TruPS discount (1,402) 0.04% (1,304) 0.05% Accretion of time deposits premium 5,081 (0.16%) 6,671 (0.22%) NIM - excluding purchase accounting 5.06% 5.08% 3Q'14 2Q'14 (Dollars in thousands)

Controlled Expenses

Efficiency Ratio Trend As part of the adjusted efficiency ratio calculation, adjusted net revenues exclude FDIC loss sharing expense, accelerated discount accretion resulting from the early payoff of acquired loans and gain on sale of assets, and adjusted noninterest expense excludes covered OREO expenses, acquisition, integration and reorganization costs, accelerated vesting of restricted stock, and debt termination expenses. Focus and Execution Drive Efficiency Source: SNL Financial Controlled Expenses

Efficiency Ratios Average Branch Size ($-M) Focus and Execution Drive Efficiency * The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** Adjusted efficiency ratio – see Non-GAAP Measurements slide Source: Company Filings and SNL Data Source Controlled Expenses

Acquisitions

Asset Generation Capability In-Market Consolidation Strong Core Deposit Base Similar Strategic Focus Key Drivers of Accretion: Cost Savings Customer Retention Margin Improvement Acquisition Strategy Market Expansion Acquisitions

The CapitalSource Merger Acquisitions Created the 6th largest publicly-owned bank headquartered in CA Merger closed on April 7, 2014 – systems were converted and 13 overlapping branches closed on April 12, 2014 Continues PACW’s growth as a highly profitable business-focused bank with excellent credit quality Improved loan diversification with broadened middle-market reach with top funding and lending teams drawn from each firm to produce a national lending platform The resulting banking franchise has the capital resources, scale, management team and financial strength necessary to thrive in the current competitive environment

Acquisitions

## CapitalSource Merger Closing Date Balance Sheet and Purchase Accounting Adjustments

| *At April 7, 2014* | PACW/CSE Combined | Purchase Accounting Adjustments | Pro Forma PACW |
|---|---|---|---|
| | | *(In thousands)* | |
| **Assets:** | | | |
| Cash and cash equivalents | $ 850,143 | $ (527,118) | $ 323,025 |
| Investment securities | 1,128,135 | 3,463 | 1,131,598 |
| Loans and leases, net of unearned income | 11,090,866 | (48,146) | 11,042,720 |
| OREO | 56,640 | 442 | 57,082 |
| Goodwill and intangible assets | 394,829 | 1,342,999 | 1,737,828 |
| Deferred tax asset, net | 246,797 | 54,128 | 300,925 |
| Other assets | 1,090,508 | (6,753) | 1,083,755 |
| Total assets | $ 14,857,918 | $ 819,015 | $ 15,676,933 |
| **Liabilities and Shareholders' Equity:** | | | |
| Deposits | 11,508,138 | 17183 | 11525321 |
| Borrowings | 6,490 | - | 6,490 |
| Subordinated debentures | 544,894 | (111,235) | 433,659 |
| Discontinued operations | 148,697 | - | 148,697 |
| Other liabilities | 197,943 | (10,756) | 187,187 |
| Total liabilities | 12,406,162 | (104,808) | 12,301,354 |
| Total shareholders' equity | 2,451,756 | 923,823 | 3,375,579 |
| Total liabilities and shareholders' equity | $ 14,857,918 | $ 819,015 | $ 15,676,933 |

| | |
|---|---|
| Tangible Equity | 1,637,751 |
| Tangible Capital Ratio | 11.75% |
| Tangible Book Value Per Share | $ 16.07 |

| Description | Purchase Accounting Adjustment (Dr. (Cr.)) | Estimated Accretion/ Amortization Period |
|---|---|---|
| Loans and non-operating leases | $ (215,019) | 60 months using a level yield method |
| Operating leases (in other assets) | $ (10,352) | 48 months using a level yield method |
| Investment in trust preferred securities | $ (3,352) | Straight line over 280 months |
| Core deposit intangible | $ 6,720 | Straight line over 84 months |
| Time deposit premium | $ (17,183) | 60 months using an accelerated method |
| Subordinated debentures | $ 111,235 | Straight line over 280 months |

Investor Meetings in New York City | December 2014 | p. 39

Strong Franchise Value

Attractive Southern California Footprint Strong Franchise Value

Strong Franchise Value

# California Public Banks and Thrifts

## As of September 30, 2014

| Rank | Company Name | Ticker | | Assets ($000) |
|---|---|---|---|---|
| 1 | Wells Fargo & Company | WFC | $ | 1,636,855,000 |
| 2 | First Republic Bank | FRC | | 46,680,920 |
| 3 | SVB Financial Group | SIVB | | 36,041,007 |
| 4 | City National Corporation | CYN | | 32,015,600 |
| 5 | East West Bancorp, Inc. | EWBC | | 28,481,130 |
| **6** | ***PacWest Bancorp*** | ***PACW*** | **$** | ***15,938,345*** |
| 7 | Cathay General Bancorp | CATY | | 11,599,466 |
| 8 | CVB Financial Corp. | CVBF | | 7,422,849 |
| 9 | BBCN Bancorp, Inc. | BBCN | | 6,927,502 |
| 10 | Farmers & Merchants Bank of Long Beach | FMBL | | 5,531,683 |
| 11 | Westamerica Bancorporation | WABC | | 4,993,725 |
| 12 | Opus Bank | OPB | | 4,722,225 |
| 13 | Banc of California, Inc. | BANC | | 4,386,522 |
| 14 | BofI Holding, Inc. | BOFI | | 4,402,999 |
| 15 | Wilshire Bancorp, Inc. | WIBC | | 3,935,798 |
| 16 | Community Bank | CYHT | | 3,501,969 |
| 17 | Mechanics Bank | MCHB | | 3,345,334 |
| 18 | Hanmi Financial Corporation | HAFC | | 3,094,775 |
| 19 | TriCo Bancshares | TCBK | | 2,794,943 |
| 20 | 1867 Western Financial Corporation | WFCL | | 2,301,117 |
| 21 | Farmers & Merchants Bancorp | FMCB | | 2,152,851 |
| 22 | Preferred Bank | PFBC | | 1,996,150 |
| 23 | Bank of Marin Bancorp | BMRC | | 1,802,657 |
| 24 | Exchange Bank | EXSR | | 1,786,097 |
| 25 | Pacific Premier Bancorp, Inc. | PPBI | | 2,034,248 |
| 26 | Heritage Oaks Bancorp | HEOP | | 1,677,672 |
| 27 | Bridge Capital Holdings | BBNK | | 1,760,107 |
| 28 | Heritage Commerce Corp | HTBK | | 1,558,314 |
| 29 | Sierra Bancorp | BSRR | | 1,489,024 |
| 30 | American Business Bank | AMBZ | | 1,475,841 |

*Source: SNL Financial*

Investor Meetings in New York City | December 2014 | p. 42

Non-GAAP Measurements The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The tables on the following slides present reconciliations of non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios.

Non-GAAP Measurements

# Adjusted Net Earnings and Profitability Metrics

| Adjusted Net Earnings and Related Ratios | Three Months Ended September 30, 2014 | June 30, 2014 | September 30, 2013 | Nine Months Ended September 30, 2014 | 2013 |
|---|---|---|---|---|---|
| | *(Dollars in thousands)* | | | | |
| Reported net earnings | $ 62,271 | $ 10,555 | $ 24,163 | $ 97,906 | $ 42,006 |
| Subtract: Tax (benefit) expense on discontinued operations | (3) | (476) | 16 | (1,067) | (18) |
| Add: Tax expense on continuing operations | 42,205 | 14,846 | 11,243 | 71,627 | 20,868 |
| Reported pre-tax earnings | 104,473 | 24,925 | 35,422 | 168,466 | 62,856 |
| Add: Acquisition, integration and reorganization costs | 5,193 | 86,242 | 5,450 | 93,635 | 24,139 |
| Subtract: FDIC loss sharing expense, net | (7,415) | (8,525) | (7,032) | (27,370) | (15,579) |
| (Loss) gain on sale of loans and leases | 973 | (485) | 604 | 594 | 1,108 |
| Gain on securities | - | 89 | 5,222 | 4,841 | 5,631 |
| Covered OREO (expense) income, net | (452) | 185 | 332 | 1,348 | 1,239 |
| Gain on sale of owned office building | - | - | - | 1,570 | - |
| Adjusted pre-tax earnings before accelerated discount accretion | 116,560 | 119,903 | 41,746 | 281,118 | 94,596 |
| Subtract: Accelerated discount accretion resulting from payoffs of acquired loans | 4,501 | 15,290 | 2,105 | 27,446 | 2,959 |
| Adjusted pre-tax earnings | 112,059 | 104,613 | 39,641 | 253,672 | 91,637 |
| Tax expense (1) | (43,703) | (40,799) | (13,874) | (98,932) | (32,073) |
| Adjusted net earnings | $ 68,356 | $ 63,814 | $ 25,767 | $ 154,740 | $ 59,564 |
| Average assets | $ 15,716,539 | $ 15,037,101 | $ 6,660,854 | $ 12,456,181 | $ 5,943,004 |
| Average stockholders' equity | $ 3,465,119 | $ 3,233,018 | $ 797,725 | $ 2,515,506 | $ 685,216 |
| Less: Average intagible assets | 1,744,542 | 1,638,267 | 228,947 | 1,208,266 | 151,360 |
| Average tangible common equity | $ 1,720,577 | $ 1,594,751 | $ 568,778 | $ 1,307,240 | $ 533,856 |
| Annualized return on average assets (2) | 1.57% | 0.28% | 1.44% | 1.05% | 0.95% |
| Annualized adjusted return on average assets (3) | 1.73% | 1.70% | 1.53% | 1.66% | 1.34% |
| Annualized return on average equity (4) | 7.13% | 1.31% | 12.02% | 5.20% | 8.20% |
| Annualized adjusted return on average equity (5) | 7.83% | 7.92% | 12.81% | 8.22% | 11.62% |
| Annualized return on average tangible equity (6) | 14.36% | 2.65% | 16.85% | 10.01% | 10.52% |
| Annualized adjusted return on average tangible equity (7) | 15.76% | 16.05% | 17.97% | 15.83% | 14.92% |

*(1) Annualized net earning divided by average assets.*
*(2) Annualized adjusted net earnings divided by average assets.*
*(3) Annualized net earnings divided by average stockholders' equity.*
*(4) Annualized adjusted net earnings divided by average stockholders' equity.*
*(5) Annualized net earnings divided by average tangible common equity.*
*(6) Annualized adjusted net earnings divided by average tangible common equity.*

Investor Meetings in New York City | December 2014 | p. 44

Non-GAAP Measurements

# Adjusted Efficiency Ratio

| Adjusted Efficiency Ratio | Three Months Ended September 30, 2014 | Three Months Ended June 30, 2014 | Three Months Ended September 30, 2013 | Nine Months Ended September 30, 2014 | Nine Months Ended September 30, 2013 |
|---|---|---|---|---|---|
| | (Dollars in thousands) | | | | |
| Noninterest expense | $ 95,629 | $ 169,906 | $ 56,200 | $ 316,404 | $ 164,599 |
| Less: Acquisition, integration and reorganization costs | 5,193 | 86,242 | 5,450 | 93,635 | 24,139 |
| Covered OREO expense (income), net | 452 | (185) | (332) | (1,348) | (1,239) |
| Adjusted noninterest expense | $ 89,984 | $ 83,849 | $ 51,082 | $ 224,117 | $ 141,699 |
| Net interest income | $ 188,846 | $ 192,533 | $ 82,289 | $ 467,394 | $ 216,455 |
| Noninterest income | 16,314 | 8,479 | 5,127 | 29,484 | 8,170 |
| Net revenues | 205,160 | 201,012 | 87,416 | 496,878 | 224,625 |
| Less: FDIC loss sharing expense, net | (7,415) | (8,525) | (7,032) | (27,370) | (15,579) |
| (Loss) gain on sale of loans and leases | 973 | (485) | 604 | 594 | 1,108 |
| Gain on securities | - | 89 | 5,222 | 4,841 | 5,631 |
| Gain on sale of owned office building | - | - | - | 1,570 | - |
| Accelerated discount accretion resulting from payoffs of acquired loans | 4,501 | 15,290 | 2,105 | 27,446 | 2,959 |
| Adjusted net revenues | $ 207,101 | $ 194,643 | $ 86,517 | $ 489,797 | $ 230,506 |
| Base efficiency ratio (1) | 46.6% | 84.5% | 64.3% | 63.7% | 73.3% |
| Adjusted efficiency ratio (2) | 43.4% | 43.1% | 59.0% | 45.8% | 61.5% |

*(1) Noninterest expense divided by net revenues*
*(2) Adjusted noninterest expense divided by adjusted net revenues*

Investor Meetings in New York City | December 2014 | p. 45

Non-GAAP Measurements

# Tangible Common Equity

| Tangible Common Equity Ratio | September 30, 2014 | June 30, 2014 | March 31, 2014 | December 31, 2013 | September 30, 2013 |
|---|---|---|---|---|---|
| | (Dollars in thousands) | | | | |
| **PacWest Bancorp Consolidated:** | | | | | |
| Stockholders' equity | $ 3,478,246 | $ 3,437,932 | $ 833,702 | $ 809,093 | $ 816,289 |
| Less: Intangible assets | 1,740,951 | 1,745,584 | 224,627 | 225,991 | 234,540 |
| Tangible common equity | $ 1,737,295 | $ 1,692,348 | $ 609,075 | $ 583,102 | $ 581,749 |
| Total assets | $ 15,938,345 | $ 15,684,866 | $ 6,517,853 | $ 6,533,363 | $ 6,616,855 |
| Less: Intangible assets | 1,740,951 | 1,745,584 | 224,627 | 225,991 | 234,540 |
| Tangible assets | $ 14,197,394 | $ 13,939,282 | $ 6,293,226 | $ 6,307,372 | $ 6,382,315 |
| Equity to assets ratio | 21.82% | 21.92% | 12.79% | 12.38% | 12.34% |
| Tangible common equity ratio (1) | 12.24% | 12.14% | 9.68% | 9.24% | 9.12% |
| Book value per share | $ 33.76 | $ 33.37 | $ 18.21 | $ 17.66 | $ 17.71 |
| Tangible book value per share (2) | $ 16.86 | $ 16.43 | $ 13.31 | $ 12.73 | $ 12.62 |
| Shares outstanding | 103,027,830 | 103,033,449 | 45,777,580 | 45,822,834 | 46,090,742 |
| **Pacific Western Bank:** | | | | | |
| Stockholders' equity | $ 3,357,138 | $ 3,298,908 | $ 910,644 | $ 911,200 | $ 906,029 |
| Less: Intangible assets | 1,740,951 | 1,745,584 | 224,627 | 225,991 | 234,540 |
| Tangible common equity | $ 1,616,187 | $ 1,553,324 | $ 686,017 | $ 685,209 | $ 671,489 |
| Total assets | $ 15,675,486 | $ 15,376,440 | $ 6,507,288 | $ 6,523,742 | $ 6,607,926 |
| Less: Intangible assets | 1,740,951 | 1,745,584 | 224,627 | 225,991 | 234,540 |
| Tangible assets | $ 13,934,535 | $ 13,630,856 | $ 6,282,661 | $ 6,297,751 | $ 6,373,386 |
| Equity to assets ratio | 21.42% | 21.45% | 13.99% | 13.97% | 13.71% |
| Tangible common equity ratio | 11.60% | 11.40% | 10.92% | 10.88% | 10.54% |

(1) Tangible common equity divided by tangible assets
(2) Tangible common equity divided by shares outstanding

Investor Meetings in New York City | December 2014 | p. 46